Federated Mortgage Fund
A Portfolio of Federated Total Return Series, Inc.
INSTITUTIONAL SHARES (TICKER FGFIX)
SERVICE SHARES (TICKER FGFSX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2013
1. Under the heading entitled, “Securities in Which the Fund Invests,” after “Mortgage-Backed Securities (MBS)(A Fixed-Income Security),” please add the following:
“Leased-Backed Securities and Rental-Based MBS
Rental-based MBS are mortgage-backed securities where the underlying properties are rental homes. In rental-based MBS the mortgage loan or loans may be different in structure from typical owner occupied single family mortgage as the loans may be secured by more than one property and the mortgage loans may have terms and conditions that are different than a typical owner occupied single family home mortgage. The structure of the MBS themselves may also have characteristics that are different from typical MBS. Lease-backed securities are securities whereby the investor cash flows are generated from lease payments on rental properties.”
2. Under the heading entitled, “Investment Risks,” after “Risk of Investing in Certain MBS” please add the following:
“Risk of Leased-Backed Securities and Rental-Based MBS
The market for lease-backed securities and rental-based MBS is new and there may be variation in how the securities are collateralized. By way of nonlimiting example, some structures may afford a bondholder with indirect, limited or even no rights to the underlying real estate. Further, different classes of a particular issue may receive different credit ratings than other classes of the same issue depending upon the level of collateral or distribution of collateral in a default scenario. Several factors may adversely affect the performance of an investment in these lease-backed securities and rental-based MBS. First, the renters of the pooled properties underlying the securities generally sign monthly or yearly leases, increasing the likelihood of the renters canceling their leases. As a result, renters have the opportunity to not renew their leases, which would result in decreased payments being made into the pooled structure. Second, renters may also have low incentive for paying their rent on time. Finally, there is risk related to the ability of large institutional investors to manage rental homes where there are potentially greater maintenance costs given the lack of construction uniformity.”
May 12, 2014

Federated Mortgage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452187 (5/14)